                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   March 8, 1999
                                                 ------------------------------

                         BROTHERS GOURMET COFFEES, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                         0-23024                  52-1681708
-------------------------------------------------------------------------------
(State or Other Juris-               (Commission File          (IRS Employer
diction of Incorporation)                 Number)            Identification No.)


        2255 Glades Road
           Suite 100E
       Boca Raton, Florida                            33431
-------------------------------------------------------------------------------
       (Address of Principal                        (Zip Code)
       Executive Offices)




                                 (561) 995-2600
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITIONS OR DISPOSITION OF ASSETS

    On Tuesday, March 9, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announces that:

    1. On Monday, March 8, 1999, the Registrant and its affiliates (collectively, the "Debtors"), after consultation with the Official Unsecured Creditors' Committee, selected The Procter & Gamble Company ("P&G") as the successful bidder for Registrant's distribution assets and signed a definitive Asset Purchase Agreement with P&G.

    2. Pursuant to the Asset Purchase Agreement, P&G has agreed to purchase certain of Registrant's finished product inventory and all of Registrant's green coffee inventory, intellectual property, accounts receivable, in-store equipment and other intangibles (i.e., contracts, goodwill, etc.) for $21.5 million in cash. As part of the transaction, P&G has agreed to assume $1.3 million of Registrant's liabilities. The parties also have agreed to enter into a Transitional Supply and Services Agreement, pursuant to which Registrant will agree to roast, package and ship nine (9) million pounds of coffee for P&G during the twelve (12) month period immediately following the closing of the transaction in return for which P&G will pay Registrant $2.4 million in excess of Registrant's production costs. The transaction is scheduled to close on April 30, 1999, subject to obtaining all of the necessary approvals and consents for the transaction.

    3. The Debtors will retain ownership of all of their roasting and packaging assets located at their Houston, Texas, manufacturing facility. The Debtors will continue to operate the Houston facility during the term of the Transitional Supply and Services Agreement while, at the same time, looking for a buyer for the facility. The Transitional Supply and Services Agreement is fully assignable with P&G's consent.

    4. Based on the information currently available, the Debtors do not believe that the combined proceeds from the sale of assets to P&G and the anticipated proceeds from the disposition of the Houston facility will be sufficient to repay all of their indebtedness. Accordingly, it is not anticipated that any distributions will be made to Registrant's stockholders.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    99.1 Press release issued Tuesday, March 9, 1999, by the Registrant (1) announcing that, on March 8, 1999, the Registrant and its affiliates (collectively, the "Debtors"), after consultation with the Official Unsecured Creditors' Committee, selected The Procter & Gamble Company ("P&G") as the successful bidder for Registrant's distribution assets and signed a definitive Asset Purchase Agreement with P&G and
         (2) describing the principal terms of the transaction.

    99.2 The Asset Purchase Agreement between The Procter & Gamble Company and Brothers Gourmet Coffees, Inc., dated as of March 8, 1999.

    99.3 The Form of Transitional Supply and Services Agreement between Brothers Gourmet Coffees, Inc., and The Procter & Gamble Company, dated as of March 8, 1999.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             BROTHERS GOURMET COFFEES, INC.
                                      (Registrant)


                               /s/  Barry Bilmes
                             ---------------------------------
Date:  March 12, 1999        By:  Barry Bilmes
                             Title:  Vice President Finance and Administration